Waddell & Reed Advisors Funds

EQUITY FUNDS

Waddell & Reed Advisors Small Cap Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.

Prospectus

October 31, 2007

CONTENTS

Waddell & Reed Advisors Small Cap Fund
Additional Information about Principal Investment Strategies,
Other Investments and Risks
Management of the Fund
Investment Advisor
Management Fee
Portfolio Management
Your Account
Choosing a Share Class
Ways to Set Up Your Account
Pricing of Fund Shares
Buying Shares
Selling Shares
Exchange Privileges
Distributions and Taxes
Financial Highlights
Appendix A

Waddell & Reed Advisors Small Cap Fund, Inc.

An Overview of the Fund

Objective

To provide growth of capital.

Principal Strategies

Waddell & Reed Advisors Small Cap Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its net assets in common stocks of small cap domestic and, to a lesser extent, foreign companies. Small cap companies are typically companies with market capitalizations below $3.5 billion. The Fund emphasizes relatively new or unseasoned companies in their early stages of development or smaller companies positioned in new or emerging industries where there is opportunity for rapid growth.

In selecting companies, Waddell & Reed Investment Management Company (WRIMCO), the Fund's investment manager, utilizes a bottom-up stock picking process in which it focuses on companies it believes have long-term potential coupled with superior financial characteristics and are, therefore, often of a higher quality than many other small cap companies. WRIMCO may look at a number of factors regarding a company, such as:
  aggressive or creative, yet strong, management
  technological or specialized expertise
  new or unique products or services
  entry into new or emerging industries
  growth in earnings/growth in sales
  security size and liquidity

Generally, in determining whether to sell a security, WRIMCO uses the same type of analysis that it uses in buying securities. For example, WRIMCO may sell a security if it determines that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry of the company. WRIMCO may also sell a security to reduce the Fund's holding in that security, to take advantage of more attractive investment opportunities or to raise cash.

Principal Risks of Investing in the Fund

A variety of factors can affect the investment performance of Waddell & Reed Advisors Small Cap Fund. These include:
  securities selected for the Fund may not perform as well as the securities held by other mutual funds with investment objectives that are similar to those of the Fund (management risk)
  equity securities typically represent a proportionate ownership interest in a company. The market value of equity securities can fluctuate significantly even where management risk is not a factor. You could lose money if you redeem your Fund shares at a time when the Fund's portfolio is not performing as well as expected.
  the potential volatility of the equity securities of small to mid cap companies held by the Fund the earnings performance, credit quality and other conditions of the issuers whose securities the Fund holds the mix of securities held by the Fund, particularly the relative weightings in, and exposure to, different sectors and industries
  WRIMCO's skill in evaluating and selecting securities for the Fund adverse stock and bond market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline

Market risk for small to medium sized companies may be greater than that for large companies. Smaller companies are more likely to have limited financial resources and inexperienced management. Stock of smaller companies may also experience volatile trading and price fluctuations.

Due to the nature of the Fund's permitted investments, primarily the small cap stocks of new and/or unseasoned companies, companies in their early stages of development or smaller companies in new or emerging industries, the Fund may be subject to the following additional risks:
  products offered may fail to sell as anticipated
  a period of unprofitability may be experienced before a company develops the expertise and clientele to succeed in an industry the company may never achieve profitability
  economic, market and technological factors may cause the new industry itself to lose favor with the public

Investing a majority of the Fund's holdings in a single asset class such as small cap equities may cause the Fund to experience more volatility than a fund invested with greater diversification among asset classes.

As with any mutual fund, the value of the Fund's shares will change, and you could lose money on your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information about the Fund's principal investment strategies and risks, please see "Additional Information about Principal Investment Strategies, Other Investments and Risks."

Who May Want to Invest

Waddell & Reed Advisors Small Cap Fund may be appropriate for investors willing to accept greater risks than are present with many other mutual funds. This Fund may not be suitable for all investors. It is not intended for those investors who desire income and conservation of capital. You should consider whether the Fund fits your particular investment objectives.

Performance

Waddell & Reed Advisors Small Cap Fund

The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

The bar chart presents the annual total returns for Class A for each full calendar year since these shares were first offered and shows how performance has varied from year to year. The returns for the Fund's other classes of shares during these periods were different from those of Class A shares because of variations in their respective expense structures.

The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge were included, the returns would be less than those shown.

The bar chart and the performance table assume payment of dividends and other distributions in shares. As with all mutual funds, the Fund's past performance (before and after taxes) does not necessarily indicate how it will perform in the future.

Performance results for some periods shown include the effect of expense reduction arrangements. If those arrangements had not been in place, the performance results for those periods would have been lower.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

The information shown is past performance, and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Please visit www.waddell.com for the Fund's most recent month-end performance.

Chart of Year-by-Year Returns
as of December 31 each year

2000	2.86%
2001	-3.95%
2002	-16.70%
2003	34.52%
2004	13.26%
2005	12.37%
2006	6.16%

In the period shown in the chart, the highest quarterly return was 17.37% (the first quarter of 2000) and the lowest quarterly return was -19.44% (the third quarter of 2001). The Class A return for the year through September 30, 2007 was 13.79%.

Average Annual Total Returns

The table below compares the Fund's average annual total returns to that of a broad-based securities market index that is unmanaged, and to a Lipper average that is a composite of mutual funds with goals similar to those of the Fund. The Fund's returns include the maximum sales charge for Class A shares (5.75%) and the applicable contingent deferred sales charge (CDSC) for Class B and Class C shares, treat dividend and capital gain distributions as reinvested and assume you sold your shares at the end of each period (unless otherwise noted).

The table also shows average annual returns, for Class A shares, on a before-tax and after-tax basis. Return Before Taxes shows the actual change in the value of the Fund shares over the periods shown, but does not reflect the impact of taxes on Fund distributions or the sale of Fund shares. The two after-tax returns take into account taxes that may be associated with owning Fund shares. Return After Taxes on Distributions is the Fund's actual performance, adjusted by the effect of taxes on distributions made by the Fund during the period shown. Return After Taxes on Distributions and Sale of Fund Shares is further adjusted to reflect the tax impact on any change in the value of Fund shares as if they had been sold on the last day of the period.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs, or to shares held by non-taxable entities.

After-tax returns are shown only for Class A shares. After-tax returns for other Classes may vary.

	Average Annual Total Returns
	as of December 31, 2006

			Life
	1 Year	5 Years	of Class
	--------	---------	----------
Class A (began on 10-4-1999)
Before Taxes	0.06%	7.37%	7.96%
After Taxes on Distributions	-2.31%	6.57%	7.03%
After Taxes on Distributions
and Sale of Fund Shares	3.33%[1]	6.52%	6.84%
Class B (began on 10-4-1999)
Before Taxes	1.61%	7.45%	7.76%
Class C (began on 10-4-1999)
Before Taxes	5.27%	7.77%	7.94%
Class Y (began on 10-4-1999)
Before Taxes	6.66%	9.25%	9.43%
Indexes
Russell 2000 Growth Index[2]	13.34%	6.93%	3.53%[3]
Lipper Small-Cap Growth
Funds Universe Average[4]	10.31%	5.91%	5.41%[3]

1After-tax returns may be better than before-tax returns due to an assumed tax benefit from losses on a sale of the Fund's shares at the end of the period.
2Reflects no deduction for fees, expenses or taxes.
3Index comparison begins on October 31, 1999.
4Net of fees and expenses.

Fees and Expenses

Waddell & Reed Advisors Small Cap Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

Shareholder Fees
(fees paid directly from	Class A	Class B	Class C	Class Y
your investment)	--------	--------	--------	--------

Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load)[1]
(as a percentage of lesser of amount
invested or redemption value)	None[2]	5.00%	1.00%	None

Redemption fee/exchange fee
(as a percentage of amount
redeemed, if applicable)[3]	2.00%[4]	2.00%[4]	2.00%[4]	2.00%[4]

Annual Fund Operating Expenses
(expenses that are	Class A	Class B	Class C	Class Y
deducted from Fund assets)	------	------	------	------

Management Fees[5]	0.85%	0.85%	0.85%	0.85%
Distribution and/or
Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.47%	0.64%	0.55%	0.21%
Total Annual Fund
Operating Expenses	1.57%	2.49%	2.40%	1.06%

1 The CDSC that is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first year of purchase, to 4% for redemptions made within the second year, to 3% for redemptions made within the third and fourth years, to 2% for redemptions made within the fifth year, to 1% for redemptions made within the sixth year and to 0% for redemptions made after the sixth year. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after purchase. Solely for purposes of determining the number of months or years from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month.
2 A 1% CDSC is imposed on purchases of $1 million or more of Class A shares that are redeemed within 12 months of purchase.
3 If you choose to receive your Class A, Class B or Class C share redemption proceeds by Federal Funds wire, a $10 fee will be charged to your account.
4 Shares redeemed or exchanged within fewer than five days of purchase are subject to a 2.00% redemption fee/exchange fee.
5 The expenses shown for Management Fees reflect the maximum annual fee payable; however, a reduction in the Fund's management fee rate pursuant to a management fee waiver became effective October 1, 2006, and will remain in effect through September 30, 2016. If this waiver were reflected above, the Management Fees would have been 0.83% and the Total Annual Portfolio Operating Expenses would have been: Class A, 1.55%, Class B, 2.47%, Class C, 2.38%, and Class Y, 1.04%.

Example

This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular class of shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If shares are redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	652	1,076	1,426	2,599	[1]
Class C Shares	243 [2]	748	1,280	2,736
Class Y Shares	108	337	585	1,294

If shares are not redeemed at end of period:	1 Year	3 Years	5 Years	10 Years
Class A Shares	$726	$1,042	$1,381	$2,335
Class B Shares	252	776	1,326	2,599	[1]
Class C Shares	243	748	1,280	2,736
Class Y Shares	108	337	585	1,294

1Reflects annual operating expenses of Class A shares after conversion of Class B shares into Class A shares eight years after the month in which the shares were purchased.
2A 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within 12 months after the purchase date. Solely for purposes of determining the number of months from the time of purchase of shares, all purchases during a month are totaled and deemed to have been made on the first day of the month. Therefore, this number does not reflect the effect of the CDSC.

Additional Information about Principal Investment Strategies, Other Investments and Risks

Waddell & Reed Advisors Small Cap Fund: The Fund seeks to achieve its objective of growth of capital by investing primarily in common stocks of small cap companies that are relatively new or unseasoned, companies in their early stages of development, or smaller companies positioned in new or emerging industries where there is an opportunity for rapid growth. The emphasis on portfolio risk diversification is an important contributor to the ability to effectively manage risk, as a desired goal is to have a portfolio of securities that tend not to react in high correlation to one another under any economic or market condition. This emphasis is intended to result in a higher degree of diversification, reduced portfolio volatility, and a smoother, more consistent pattern of portfolio returns over the long term. There is no guarantee, however, that the Fund will achieve these objectives.

WRIMCO focuses on long-term growth and superior financial characteristics in its search for companies, thereby focusing on higher quality companies. WRIMCO seeks companies with defensible market positions that are strong niche players, feature the involvement of the founder and demonstrate a strong commitment to shareholders. WRIMCO believes that such companies generally have a replicable business model that allows for sustained growth. The focus on holding an investment is intermediate to long-term. WRIMCO considers selling a holding if its analysis reveals evidence of a meaningful deterioration in operating trends, it anticipates a decrease in the company's ability to grow and gain market shares and/or the company's founder departs.

Small cap companies are typically companies with market capitalizations below $3.5 billion. Some companies may outgrow the definition of small cap after the Fund has purchased their securities. These companies continue to be considered small cap for purposes of the Fund's investment policy. From time to time, the Fund will also invest a lesser portion of its assets in securities of mid and large cap companies (that is, companies with market capitalizations larger than that defined above) that, in WRIMCO's opinion, are being fundamentally changed or revitalized, have a position that is considered strong relative to the market as a whole or otherwise offer unusual opportunities for above average growth.

In addition to common stocks, the Fund may invest in securities convertible into common stocks, preferred stocks and debt securities that are mostly of investment grade. The Fund may also invest up to 20% of its total assets in foreign securities. Investing in foreign securities may present additional risks such as currency fluctuations and political or economic conditions affecting the foreign country.

When WRIMCO believes that a temporary defensive position is desirable, the Fund may invest up to all of its assets in debt securities, including commercial paper, short-term U.S. government securities, and/or preferred stocks. The Fund may also invest in more established companies, such as those with longer operating histories than many small cap companies. As well, it may increase the number of issuers in which it invests and thereby limit the Fund's position size in any particular security. By taking a temporary defensive position, however, the Fund may not achieve its investment objective.

Risks. An investment in Waddell & Reed Advisors Small Cap Fund is subject to various risks, including the following:
  Company Risk
  Diversification Risk
  Foreign Securities Risk
  Growth Stock Risk
  Initial Public Offering Risk
  Liquidity Risk
  Market Risk
  Mid Size Company Risk
  Small Company Risk

A description of these risks is set forth in "Defining Risks" below. Additional risk information, as well as additional information on securities and other instruments in which the Fund may invest, is provided in the Fund's SAI.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. The value of the Fund's investments and the income it generates will vary from day to day, generally reflecting changes in market conditions, interest rates, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.
The Fund may also invest in and use certain other types of instruments in seeking to achieve its objective or objectives. For example, the Fund is permitted to invest in options, futures contracts, asset-backed securities and other derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Certain types of the Fund's authorized investments and strategies, such as derivative instruments, foreign securities, junk bonds and precious metals, involve special risks. Depending on how much the Fund invests or uses these strategies, these special risks may become significant.

The Fund may actively trade securities in seeking to achieve its objective or objectives. Factors that can lead to active trading include market volatility, a significant positive or negative development concerning a security, an attempt to maintain the Fund's market capitalization target, and the need to sell a security to meet redemption activity. Actively trading securities may increase transaction costs (which may reduce performance) and increase distributions paid by the Fund, which would increase your taxable income.

The Fund generally seeks to be fully invested, except to the extent that it takes a temporary defensive position. In addition, at times, WRIMCO may invest a portion of the Fund's assets in cash or cash equivalents if WRIMCO is unable to identify and acquire sufficient securities that meet WRIMCO's selection criteria for implementing the Fund's investment objective or objectives, strategies and policies.

You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in its SAI.

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's securities holdings is available in the SAI.

A complete schedule of the Fund's portfolio holdings for the first and third quarters of each fiscal year is filed with the Securities and Exchange Commission (SEC) on Form N-Q. This form may be obtained in the following ways:
  On the SEC's website at http://www.sec.gov.
  For review and copy at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1.800.SEC.0330.
  On Waddell & Reed's website at www.waddell.com.

Defining Risks

Company Risk - An individual security may perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

Diversification Risk - A Fund is subject to diversification risk if the Fund may invest more than 5% of its total assets in the securities of a single issuer with respect to 25% of its total investment portfolio (a Fund is considered diversified, as defined in the Investment Company Act of 1940, as amended (1940 Act), if it does not invest more than 5% of its total assets in the securities of a single issuer with respect to 75% of its total investment portfolio). A Fund's performance may be more susceptible to a single economic, regulatory or technological occurrence than a fund with a more diversified investment portfolio.

Foreign Securities Risk - Investing in foreign securities involves a number of economic, financial and political considerations that are not associated with the U.S. markets and that could affect a Fund's performance unfavorably, depending upon prevailing conditions at any given time. For example, the securities markets of many foreign countries may be smaller, less liquid and subject to greater price volatility than those in the U.S. Foreign investing may also involve brokerage costs and tax considerations that are not usually present in the U.S. markets.

Other factors that can affect the value of a Fund's foreign investments include the comparatively weak supervision and regulation by some foreign governments of securities exchanges, brokers and issuers, and the fact that many foreign companies may not be subject to uniform accounting, auditing and financial reporting standards. It may also be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Settlement of portfolio transactions may also be delayed due to local restrictions or communication problems, which can cause a Fund to miss attractive investment opportunities or impair its ability to dispose of securities in a timely fashion (resulting in a loss if the value of the securities subsequently declines).

Growth Stock Risk - Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as value stocks or the stock market in general.

Initial Public Offering Risk - Investments in IPOs can have a significant positive impact on the Fund's performance; however, the positive effect of investments in IPOs may not be sustainable because of a number of factors. The Fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the Fund may not be able to buy the shares at the commencement of the offering, and the general availability and performance of IPOs are dependent on market psychology and economic conditions. The relative performance impact of IPOs is also likely to decline as the Fund grows.

Liquidity Risk - Generally, a security is liquid if a Fund is able to sell the security at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies, foreign companies, companies in emerging markets or certain instruments such as derivatives are subject to a variety of risks, including potential lack of liquidity.

Market Risk - All securities may be subject to adverse trends in equity markets. Securities are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. In addition, prices are affected by the outlook for overall corporate profitability. Market prices of equity securities are generally more volatile than debt securities. This may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer or the market as a whole. As a result, a portfolio of such securities may underperform the market as a whole.

Mid Size Company Risk - Securities of mid capitalization companies may be more vulnerable to adverse developments than those of large companies due to such companies' limited product lines, limited markets and financial resources and dependence upon a relatively small management group.

Small Company Risk - Equity securities of small capitalization companies are subject to greater price volatility, lower trading volume and less liquidity due to, among other things, such companies' small size, limited product lines, limited access to financing sources and limited management depth. In addition, the frequency and volume of trading of such securities may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling securities of small capitalization companies at the desired time.

The Management of the Fund

Investment Advisor

Each of the registered investment companies in the Waddell & Reed Advisors Funds, W&R Target Funds, Inc. and Waddell & Reed InvestEd Portfolios, Inc. is managed by WRIMCO, subject to the authority of each fund's Board of Directors. WRIMCO provides investment advice to these funds and supervises each fund's investments. WRIMCO and/or its predecessor have served as investment manager to the funds since the inception of each registered investment company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

Prior to June 30, 2003, each of the funds in Ivy Funds, Inc. (formerly, W&R Funds, Inc.) was also managed by WRIMCO. On June 30, 2003, WRIMCO assigned the Investment Management Agreement with Ivy Funds, Inc. to Ivy Investment Management Company (IICO), an affiliate of WRIMCO. IICO is also the investment manager for Ivy Funds, which together with Ivy Funds, Inc. comprise the Ivy Family of Funds.

Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the Fund's SAI. The management fee is payable by the Fund at the annual rates of: 0.85% of net assets up to $1 billion, 0.83% of net assets over $1 billion and up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Effective October 1, 2006 through September 30, 2016, the investment management fee rates for certain Funds are reduced pursuant to a management fee waiver as follows: 0.83% of net assets up to $2 billion, 0.80% of net assets over $2 billion and up to $3 billion, and 0.76% of net assets over $3 billion.

Management fees for the Fund as a percent of its net assets for its fiscal year ended June 30, 2007, were: 0.83%.

A discussion regarding the basis of approval by each Fund's Board of Directors of the Fund's Investment Management Agreement with WRIMCO for the period October 1, 2006 through September 30, 2007, is available in the Fund's Semiannual Report to Shareholders, dated December 31, 2006.

Portfolio Management

Waddell & Reed Advisors Small Cap Fund: Gilbert C. Scott is primarily responsible for the day-to-day management of Waddell & Reed Advisors Small Cap Fund. Mr. Scott has held his Fund responsibilities since August 2003. He is Senior Vice President of WRIMCO and IICO, Vice President of the Fund and Vice President of another investment company for which IICO serves as investment manager. Mr. Scott joined Waddell & Reed in 1997 and had served as assistant portfolio manager of small cap institutional accounts from September 2000 to August 2003. He earned a BBA degree in finance from the University of Massachusetts, and an MBA from the University of Texas. Mr. Scott is a Chartered Financial Analyst.

Additional information regarding portfolio manager, including information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities is included in the SAI.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.

Regulatory Matters

On July 24, 2006, WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company (collectively, Waddell & Reed) reached a settlement with each of the SEC, the New York Attorney General (NYAG) and the Securities Commissioner of the State of Kansas to resolve proceedings brought by each regulator in connection with its investigation of frequent trading and market timing in certain Waddell & Reed Advisors Funds.

Under the terms of the SEC's cease-and desist order (SEC Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among other provisions Waddell & Reed has agreed to: pay $40 million in disgorgement and $10 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to periodically review Waddell & Reed's supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (described below). According to the SEC Order, the SEC found that some market timers made profits in some of the Waddell & Reed Advisors Funds, and that this may have caused some dilution in those Funds. Also, the SEC found that Waddell & Reed failed to make certain disclosures to the Waddell & Reed Advisors Funds' Boards of Directors and shareholders regarding the market timing activity and Waddell & Reed's acceptance of service fees from some market timers.

The Assurance of Discontinuance with the NYAG (NYAG Settlement), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, among its conditions requires that Waddell & Reed: reduce the aggregate investment management fees paid by the Waddell & Reed Advisors Funds and by W&R Target Funds, Inc. by $5 million per year for five years, for a projected total of $25 million in investment management fee reductions (reflected in footnote 5 to the applicable funds' Fees and Expenses tables); bear the costs of an independent fee consultant to be retained by the funds to review and consult regarding the funds' investment management fee arrangements; and make additional investment management fee-related disclosures to fund shareholders. The NYAG Settlement also effectively requires that the funds implement certain governance measures designed to maintain the independence of the funds' Boards of Directors and appoint an independent compliance consultant responsible for monitoring the funds' and Waddell & Reed's compliance with applicable laws.

The consent order issued by the Securities Commissioner of the State of Kansas (Kansas Order), pursuant to which Waddell & Reed neither admitted nor denied any of the findings contained therein, requires Waddell & Reed to pay a fine of $2 million to the Office of the Commissioner.

The SEC Order further requires that the $50 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant, in consultation with Waddell & Reed, and that is agreed to by the SEC staff and the Funds' Disinterested Directors. The SEC Order requires that the independent distribution consultant develop a methodology and distribution plan pursuant to which Fund shareholders shall receive their proportionate share of losses, if any, suffered by the Funds due to market timing. Therefore, it is not currently possible to specify which particular Fund shareholders or groups of Fund shareholders will receive distributions of those settlement monies or in what proportion and amounts.

The foregoing is only a summary of the SEC Order, NYAG Settlement and Kansas Order. A copy of the SEC Order is available on the SEC's website at http://www.sec.gov. A copy of the SEC Order, NYAG Settlement and Kansas Order is available as part of the Waddell & Reed Financial, Inc. Form 8-K as filed on July 24, 2006.

Your Account

Choosing a Share Class

Each class of shares offered in this Prospectus has its own sales charge, if any, and expense structure. The decision as to which class of shares of the Fund is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. If you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount over a shorter term, you may want to consider Class B shares (if investing for at least seven years) or Class C shares (if investing for less than five years). Class B shares are not available for investments of $100,000 or more, and Class C shares are not available for investments of $1 million or more. Class Y shares are designed for institutional investors.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

General Comparison of Class A, Class B and Class C Shares
	Class A		Class B		Class C
•	Initial sales charge	•	No initial sales charge	•	No initial sales charge
•	No deferred sales charge[1]	•	Deferred sales charge on shares you sell within six years after purchase	•	A 1% deferred sales charge on shares you sell within 12 months after purchase
•	Maximum distribution and service (12b-1) fees of 0.25%	•	Maximum distribution and service (12b-1) fees of 1.00%	•	Maximum distribution and service (12b-1) fees of 1.00%
		•	Converts to Class A shares eight years after the month in which the shares were purchased, thus reducing future annual expenses	•	Does not convert to Class A shares, so annual expenses do not decrease
•	For an investment of $1 million or more, only Class A shares are available	•	Shareholders investing $100,000 or more may not purchase Class B shares. Requests to purchase Class B shares by such shareholders will not be honored	•	Shareholders investing $1 million or more may not purchase Class C shares. Such requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares

1A 1% CDSC is imposed on purchases of $1 million or more of Class A shares, at NAV, that are redeemed within 12 months of purchase.

The Fund has adopted a Distribution and Service Plan (Plan) pursuant to Rule 12b-1 under the 1940 Act for each of its Class A, Class B and Class C shares. Such Plans permit the Fund to pay marketing and other fees to support the sale and distribution of each Class of shares and the services provided to you by your financial advisor. Under the Class A Plan, the Fund may pay Waddell & Reed, Inc. (Waddell & Reed) a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed for, either directly or through third parties, distributing the Fund's Class A shares, providing personal service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, the Fund may pay Waddell & Reed, on an annual basis, a service fee of 0.25% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, providing personal service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of 0.75% of the average daily net assets of that class to compensate Waddell & Reed for, either directly or through third parties, distributing shares of that class. No payment of the distribution fee will be made, and no deferred sales charge will be paid, to Waddell & Reed by the Fund if, and to the extent that, the aggregate distribution fees paid by the Fund and the deferred sales charges received by Waddell & Reed with respect to the Fund's Class B or Class C shares would exceed the maximum amount of such charges that Waddell & Reed is permitted to receive under the rules of the Financial Industry Regulatory Authority (formerly, the National Association of Securities Dealers, Inc.) as then in effect.

Since these fees are paid out of the Fund's assets or income on an ongoing basis, over time they will increase the cost and reduce the return of an investment. The higher fees for Class B and Class C shares may result in a lower NAV than Class A shares and may cost you more over time than paying the initial sales charge for Class A shares. All or a portion of these fees may be paid to your financial advisor.

Class A shares

Class A shares are subject to an initial sales charge when you buy them, based on the amount of your investment, according to the table below. As noted, Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of Class A shares are lower than those for Class B or Class C shares and typically higher than those for Class Y shares.

Calculation of Sales Charges on Class A Shares
Size of Purchase	Sales Charge as Percent of Offering Price[1]	Sales Charge as Approx. Percent of Amount Invested	Reallowance to Dealers as Percent of Offering Price

under $100,000	5.75%	6.10%	5.00%
$100,000 to less than $200,000	4.75	4.99	4.00
$200,000 to less than $300,000	3.50	3.63	2.80
$300,000 to less than $500,000	2.50	2.56	2.00
$500,000 to less than $1,000,000	1.50	1.52	1.20
$1,000,000 and over[2]	0.00	0.00	see below

1Due to the rounding of the NAV and the offering price of a fund to two decimal places, the actual sales charge percentage calculated on a particular purchase may be higher or lower than the percentage stated above.

2No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund will impose a CDSC of 1.00% on certain redemptions made within 12 months of the purchase. The CDSC is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in NAV above the initial purchase price.

Waddell & Reed may pay broker-dealers up to 1.00% on investments made in Class A shares with no initial sales charge.

Waddell & Reed or its affiliates may pay additional compensation from its own resources to broker-dealers based upon the value of shares of the Fund owned by the broker-dealer for its own account or for its customers, including compensation for shares of the Fund purchased by customers of such broker-dealers without payment of a sales charge. Please see "Additional Compensation to Intermediaries" for more information.

Sales Charge Reductions

Lower sales charges on the purchase of Class A shares are available by:
  Rights of Accumulation: combining the value of additional purchases of shares of any of the funds in Waddell & Reed Advisors Funds and/or Waddell & Reed InvestEd Portfolios, Inc. with the NAV of Class A, Class B or Class C shares already held in your account or in an account eligible for grouping with your account (see "Account Grouping" below). To be entitled to Rights of Accumulation, you must inform Waddell & Reed that you are entitled to a reduced sales charge and provide Waddell & Reed with the name and number of the existing account(s) with which your purchase may be combined. The reduced sales charge is applicable only to the new purchase. It is not retroactive to shares already held in your account or in an account eligible for grouping with your account.
  Letter of Intent: grouping all purchases of the funds referenced above, made during a thirteen-month period pursuant to a Letter of Intent (LOI). By signing a LOI, which is available from Waddell & Reed, you indicate an intention to invest, over a thirteen-month period, a dollar amount sufficient to qualify for a reduced sales charge. In determining the amount which you must invest in order to qualify for a reduced sales charge under the LOI, your Class A, Class B or Class C shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described in "Account Grouping" below, will be included.
  Account Grouping: grouping purchases by certain related persons. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase of Class A shares in any account that you own may be grouped with the current account value of purchased Class A, Class B and/or Class C shares in any other account that you may own, or in accounts of household members of your immediate family (spouse and children under 21). Please note that grouping is allowed only for a) accounts of the owner that have the same address or Social Security or other taxpayer identification number, and b) accounts of immediate family members living (or maintaining a permanent address) in the same household as the owner. For purposes of account grouping, an individual's domestic partner may be treated as his or her spouse.

With respect to purchases under retirement plans:

1. All purchases of Class A shares made for a participant in a multi-participant retirement plan may be grouped only with other purchases made under the same plan.

2. All purchases of Class A shares made under an employee benefit plan described in Section 401 of the Internal Revenue Code of 1986, as amended (the Code) (Qualified Plan), that is maintained by a corporate employer and all plans of any one employer or affiliated employers will also be grouped. All Qualified Plans of an employer who is a franchisor and those of its franchisee(s) may also be grouped.

3. All purchases of Class A shares made under a simplified employee pension plan (SEP), SIMPLE IRA or similar arrangement adopted by an employer or affiliated employers may be grouped. Additionally, if elected, the purchases made by individual employees under such plan may be grouped with the other accounts of the individual employees if such grouping would be more beneficial to an individual.

4. All purchases of Class A shares made by you or your spouse for your or your spouse's IRAs, salary reduction plan accounts under Section 457 of the Code, or 403(b) tax-sheltered accounts may be grouped, as well as your or your spouse's Keogh plan accounts, provided that you and your spouse are the only participants in the Keogh plan.

In order for an eligible purchase to be grouped, you must advise Waddell & Reed at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Shares of Waddell & Reed Advisors Cash Management, Inc. are not eligible for either Rights of Accumulation or Letter of Intent privileges, unless such shares have been acquired by exchange for Class A shares on which a sales charge was paid, or as a dividend or distribution on such acquired shares.

If you are investing $1 million or more, either as a lump sum or through one of the sales charge reduction features described above, you may be eligible to buy Class A shares without a sales charge. However, you may be charged a CDSC of 1.00% on any shares purchased without a sales charge that you sell within the first 12 months of owning them. This CDSC may be waived under certain circumstances, as noted in this Prospectus. Your financial advisor or a Client Services representative can answer your questions and help you determine if you are eligible.

For clients of Waddell & Reed and Legend, the grouping privileges described above also apply to the corresponding classes of shares of funds in the Ivy Family of Funds.

Sales Charge Waivers for Certain Investors

Class A shares may be purchased at NAV by:
  The Directors and officers of the Fund or of any affiliated entity of Waddell & Reed, current and certain retired employees of Waddell & Reed and its affiliates, current and certain retired financial advisors of Waddell & Reed and its affiliates and the spouse, children, parents, children's spouses and spouse's parents of each (including purchases into certain retirement plans and certain trusts for these individuals), and the employees of financial advisors of Waddell & Reed
  Retirement plan accounts held in the Waddell & Reed Advisors Retirement Plan, offered and distributed by Nationwide Investment Services Corporation through Nationwide Trust Company, FSB retirement programs
  Shareholders/participants reinvesting, into any non-retirement account and fund they own, the proceeds from mandatory redemptions of shares made to satisfy required minimum distributions after age 70 1/2 from a retirement plan where Fiduciary Trust Company of New Hampshire is custodian, provided reinvestment is made within 60 days of receipt of the required minimum distribution
  Participants in a 401(k) plan or a 457 plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records
  Participants in a 401(a) plan having 100 or more eligible employees, and the shares are held in individual plan participant accounts on the Fund's records and are segregated from any other retirement plan assets
  Shareholders investing through certain investment advisors and broker-dealers in fee-based brokerage or advisory accounts, wrap accounts and asset allocation programs that charge asset-based fees
  Clients investing via a Managed Allocation Portfolios (MAP) or Strategic Portfolio Allocation (SPA) program available through Waddell & Reed

For purposes of determining sales at NAV, an individual's domestic partner may be treated as his or her spouse.

Sales Charge Waivers for Certain Transactions

Class A shares may be purchased at NAV through:
  Exchange of Class A shares of any fund in the Waddell & Reed Advisors Funds or shares of Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, Class A shares of any fund in the Ivy Family of Funds if (i) a sales charge was previously paid on those shares, (ii) the shares were received in exchange for shares on which a sales charge was paid or (iii) the shares were acquired from reinvestment of dividends and distributions paid on such shares
  One-Time Reinvestment of all or part of the proceeds of redemption of your Class A shares of the Fund in Class A shares of the Fund, if the reinvestment is made within 60 days of the Fund's receipt of your redemption request
  Payments of Principal and Interest on Loans made pursuant to a 401(a) plan, if such loans are permitted by the plan and the plan may invest in shares of the Fund

Information about the purchase of Fund shares, applicable sales charges and sales charge reductions and waivers is also available, free of charge, at www.waddell.com, including hyperlinks to facilitate access to this information. You will also find more information in the Fund's SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge

A CDSC may be assessed against your redemption amount of Class B, Class C or certain Class A shares and paid to Waddell & Reed, as further described below. The purpose of the CDSC is to compensate Waddell & Reed for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares or certain Class A shares. Waddell & Reed pays 4.00% of the amount invested to broker-dealers who sell Class B shares and 1.00% of the amount invested to broker-dealers who sell Class C shares.

The CDSC will not be imposed on shares representing payment of dividends or other distributions and will be assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in NAV above the initial purchase price. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a CDSC (including shares which represent reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, when requested to redeem a specific dollar amount, the Fund will redeem additional shares of the applicable class that are equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions. The shares redeemed for payment of the CDSC are not subject to a CDSC.

Class B shares

Class B shares are not subject to an initial sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six years of their purchase, based on the table below. As noted earlier, Class B shares pay an annual 12b-1 service fee of 0.25% of average net assets and a distribution fee of 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class B shares, and any dividends and other distributions paid on such shares, automatically convert to Class A shares, on a monthly basis, eight years after the end of the month in which the shares were purchased. Such conversion will be on the basis of the relative NAVs per share, without the imposition of any sales load, fee or other charge. The conversion from Class B shares to Class A shares is not considered a taxable event for Federal income tax purposes.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC identified below.

CDSC on Shares Sold Within Year	As % of Amount Subject to Charge
1	5.0%
2	4.0%
3	3.0%
4	3.0%
5	2.0%
6	1.0%
7+	0.0%

In the table, a year is a 12-month period. In order to determine the applicable CDSC, if any, all purchases are totaled and considered to have been made on the first day of the month in which the purchase was made. For example, if a shareholder opens an account on November 17, 2007, then redeems all Class B shares on November 15, 2008, the shareholder will pay a CDSC of 4.00%, the rate applicable to redemptions made within the second year of purchase.

Shareholders who are eligible to purchase Class A shares at a reduced sales charge due to the breakpoints available on a purchase of $100,000 or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class B shares. In such case, requests to purchase Class B shares will not be accepted. The Fund will not apply the limitation to Class B share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the responsibility of the broker-dealer holding the omnibus account to apply the limitation for such purchases.

Class C shares

Class C shares are not subject to an initial sales charge when you buy them, but if you sell your Class C shares within 12 months after purchase, you may pay a 1.00% CDSC, which will be applied to the lesser of amount invested or redemption value of the shares redeemed. As noted above, Class C shares pay an annual 12b-1 service fee of 0.25% of average net assets and an annual distribution fee of 0.75% of average net assets. Over time, those fees will increase the cost of your investment and may cost you more than if you had purchased Class A shares. Class C shares do not convert to any other class; therefore, if you anticipate holding the shares for five years or longer, Class C shares may not be appropriate.

Shareholders who are investing $1 million through a sales charge reduction feature, including a shareholder eligible to purchase Class A shares at no sales charge due to the breakpoints available on a purchase of $1 million or more of Class A shares, or through Rights of Accumulation, a Letter of Intent or grouping purchases by certain related persons may not purchase Class C shares. In such case, requests to purchase Class C shares will automatically be treated as a request to purchase Class A shares. The Fund will not apply the limitation to Class C share purchases made by shareholders whose shares are held in an omnibus account on any of the Funds' records and it will be the selling broker-dealer's responsibility to apply the limitation for such purchases.

The CDSC for Class B or Class C shares and for Class A shares that are subject to a CDSC will not apply in the following circumstances:

  redemptions of shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to Waddell & Reed redemptions of shares made to satisfy required minimum distributions after age 70  1/2 from a qualified retirement plan, a required minimum distribution from an IRA, a Keogh plan or a custodial account under Section 457(b) or 403(b)(7) of the Code, a tax-free return of an excess contribution, or that otherwise results from the death or disability of the employee, as well as in connection with redemptions by any tax-exempt employee benefit plan for which, as a result of subsequent law or legislation, the continuation of its investment would be improper redemptions of shares purchased by current or retired Directors of the Fund, Directors of affiliated companies, current or retired officers of the Fund, employees of Waddell & Reed and its affiliates, financial advisors of Waddell & Reed and its affiliates, and by the members of the immediate families of such persons redemptions of shares made pursuant to a shareholder's participation in the systematic withdrawal service offered by the Fund, subject to the limitations on the service as further disclosed in the Fund's SAI (the service and this exclusion from the CDSC do not apply to a one-time withdrawal)
  redemptions the proceeds of which are reinvested within 60 days in shares of the same class of the Fund as that redeemed redemptions of Fund shares the proceeds of which are sent directly by the Fund to an insurance company or its agent for investment in any of the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or W&R Target Funds, Inc., as directed by the redeeming shareholder, through a retirement plan product or savings plan product offered by the insurance company redemptions of Fund shares exchanged for shares of the corresponding class of any fund in the Waddell & Reed Advisors Funds or Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed and Legend, for shares of the corresponding class of any fund in the Ivy Family of Funds redemptions effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate NAV of the shares is less than $500 redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund for select Waddell & Reed Advisors Funds, redemptions made by shareholders that have purchased shares of the Funds through certain group plans that have selling agreements with Waddell & Reed and that are administered by a third party and/or for which brokers not affiliated with Waddell & Reed provide administrative and recordkeeping services

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders, except with respect to redemptions effected pursuant to the Fund's right to liquidate a shareholder's shares, which may require certain notice.

Class Y shares

Class Y shares are not subject to a sales charge or annual 12b-1 fees. Class Y shares are only available for purchase by:
  Waddell & Reed InvestEd Portfolios, Inc.
  participants of employee benefit plans established under Section 403(b) or Section 457 of the Code, or qualified under Section 401 of the Code, including 401(k) plans, if the value of the plan exceeds $10,000,000, the shares are held in an omnibus account on the Fund's records and an unaffiliated third party provides administrative and/or other support services participants in Waddell & Reed Financial, Inc. Retirement Plans

Additional Compensation to Intermediaries

Your financial advisor and the financial intermediary with which your advisor is affiliated typically will receive compensation when you buy and/or hold Fund shares. The source of that compensation may include: the sales load, if any, that you pay as an investor; the 12b-1 fee paid by the class of shares of the Fund that you own; networking and/or sub-accounting fees paid by the Funds; and payments by Waddell & Reed and/or its affiliates, from their own resources.

The amount and type of compensation that your financial advisor or intermediary receives will vary based upon the share class you buy, the value of those shares and the compensation practices of the intermediary. Compensation to the intermediary generally is based on the value of shares of the Funds owned by the intermediary for its own account or for its clients and may also be based on the gross and/or net sales of the Fund shares attributable to the intermediary. That compensation recognizes the distribution, administrative, promotional and other services provided by the intermediary, and in some cases it may be for including some or all of the Funds in preferred or specialized selling programs, and may be required by the intermediary in order for the Funds to be available for sale by the intermediary. The rate of compensation depends upon various factors, including but not limited to the intermediary's established policies and prevailing practices in different segments of the financial services industry. In addition, an intermediary may maintain omnibus accounts or similar arrangements with a Fund for consolidated holdings of Fund shares by its clients, and may receive payments from Waddell & Reed or its affiliates or the Funds for providing related recordkeeping and other services.

Waddell & Reed may also compensate an intermediary and/or financial advisor for Waddell & Reed's participation in various activities sponsored and/or arranged by the intermediary, including but not limited to programs that facilitate educating financial advisors and/or their clients about various topics, including the Funds. Waddell & Reed may also pay, or reimburse, an intermediary for certain other costs relating to the marketing of the Funds. The rate of compensation depends upon various factors, including but not limited to the nature of the activity and the intermediary's established policies.

Compensation arrangements such as those described above are undertaken to help secure and maintain appropriate availability, visibility and competitiveness for the Funds, such that they may be widely available and have the capacity to grow and potentially gain economies of scale for Fund shareholders. Please consult each Fund's SAI for additional information regarding compensation arrangements with intermediaries.

Potential Conflicts of Interest

Waddell & Reed is a retail broker-dealer and is the principal underwriter and distributor of the Funds and certain other mutual funds. Waddell & Reed financial advisors sell primarily shares of the Waddell & Reed Advisors and Ivy mutual fund families (Fund Families). WRIMCO and IICO (Managers) manage the assets of the respective Fund Families. The Managers are subsidiaries of Waddell & Reed Financial, Inc.

Waddell & Reed financial advisors are not required to sell only mutual fund shares of the Fund Families, have no sales quotas with respect to the Funds and receive the same percentage rate of compensation for all shares of mutual funds they sell, including shares of the Fund Families. Nevertheless, Waddell & Reed and its corporate affiliates receive more total revenue from the sale of shares of the Fund Families than from the sale of other mutual funds that are not affiliated with Waddell & Reed (Externally Managed Funds). This is because Waddell & Reed Financial, Inc., as the parent of Waddell & Reed and the Managers, benefits from investment advisory fees charged by the Managers to the Fund Families for providing investment management services to the Fund Families. These fees are assessed daily against fund assets held by the Fund Families and are paid to the Managers out of fund assets.

Increased sales of shares of the Fund Families will result in greater revenues to and generally greater profits to Waddell & Reed Financial, Inc., since payments to Waddell & Reed Financial, Inc. increase as more assets are invested in the Fund Families. Waddell & Reed employee compensation (including management and certain sales force leader compensation) and operating goals at all levels are tied to the overall profitability of Waddell & Reed and its parent Waddell & Reed Financial, Inc. Therefore, Waddell & Reed management, sales leaders and employees generally spend more time and resources promoting the sale of the Fund Families rather than Externally Managed Funds. This results in more training and product support for Waddell & Reed financial advisors to assist them with sales of the Fund Families. Ultimately, this will typically influence the advisor's decision to recommend the Fund Families even though they may have access to Externally Managed Funds that may have superior performance to and/or lower fund expenses than the Fund Families.

Waddell & Reed also offers financial planning services as a Federally registered investment adviser. Waddell & Reed financial advisors typically encourage new clients to purchase a financial plan for a fee. If the client elects to implement the recommendations produced as part of the financial plan, it is likely that the financial advisor will recommend the purchase of the Fund Families, though the client is not obligated to implement through Waddell & Reed. For more detailed information on the financial planning services offered by Waddell & Reed financial advisors, including fees and investment alternatives, clients should obtain from their financial advisor or Waddell & Reed and read a copy of Waddell & Reed's Form ADV Disclosure Brochure.

PORTABILITY

Waddell & Reed is a broker-dealer and is also the principal underwriter and retail distributor of the Funds. The Funds are generally available for sale primarily through Waddell & Reed financial advisors. Although Waddell & Reed financial advisors have no sales quotas with respect to the Funds, are not required to sell only the Funds and may offer and sell other mutual funds, if you elect to work with a Waddell & Reed financial advisor it is likely that the advisor will recommend primarily the Funds. For more information about conflicts of interest, please see "Potential Conflicts of Interest." Therefore, you need to understand that the Funds are considered to be proprietary mutual funds. Generally, shares of proprietary mutual funds may only be held on the funds' records in an omnibus account for a selling broker-dealer or other financial intermediary ("Financial Intermediary") or in an individual shareholder account assigned to a Financial Intermediary if the Financial Intermediary has entered into a selling agreement with the funds' distributor or an authorized affiliate. Only a small number of Financial Intermediaries currently have such agreements with Waddell & Reed. As such, the Funds cannot (except in extremely limited circumstances) be sold by, transferred to, or held by a Financial Intermediary other than Waddell & Reed. Therefore, if you elect to purchase shares of the Funds through your Waddell & Reed financial advisor, you should consider that you will likely need to liquidate these shares, which may cause adverse tax consequences, if you later decide to transfer your account to another Financial Intermediary. The ability of such Financial Intermediary to continue to hold Fund shares is subject to the continued effectiveness of the Financial Intermediary's selling agreement, which may be terminated without notice to you.

Ways to Set Up Your Account (for Class A, Class B and Class C shares)

The different ways to set up (register) your account are listed below.

Individual or Joint Tenants
For your general investment needs
Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization
For investment needs of corporations, associations, partnerships, institutions or other groups
Retirement and other Tax-Advantaged Savings Plans
To shelter your savings from income taxes
Retirement and other tax-advantaged savings plans allow individuals to shelter investment income and capital gains from current income taxes. In addition, contributions to these accounts (other than Roth IRAs and Coverdell Education Savings Accounts) may be tax-deductible.
  Individual Retirement Accounts (IRAs) allow certain individuals under age 70 1/2, with earned income, to invest up to the Annual Dollar Limit per year. For 2007, the Annual Dollar Limit is $4,000, scheduled to rise to $5,000 in 2008 and indexed for inflation in $500 increments, thereafter. For individuals who have attained age 50 by the last day of the taxable year for which a contribution is made, the Annual Dollar Limit is increased to include a "catch-up" contribution. The maximum annual catch-up contribution is $1,000. For each of 2007 through 2009, certain 401(k) plan participants who received in that year matching contributions of employer stock from an employer that in any preceding taxable year (a) declared bankruptcy and (b) was subject to indictment or conviction resulting from transactions related to the bankruptcy may each make a special "catch-up" contribution of up to $3,000 for that year. An individual who makes this special "catch-up" contribution for a year may not make the catch-up contribution otherwise available for having attained age 50. The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year.

  IRA Rollovers retain special tax advantages for certain distributions from employer-sponsored retirement plans.
  457(b) Plans allow certain employees of state and local governments and tax-exempt organizations to contribute a portion of their compensation on a tax-deferred basis.
  403(b) Custodial Accounts are available to certain employees of public school systems, churches and Code Section 501(c)(3) (i.e., tax-exempt) organizations. A Roth 403(b) contribution option may also be available.
  Pension and Profit-Sharing Plans, including 401(k) Plans, allow corporations and nongovernmental tax-exempt organizations of all sizes and/or their employees to contribute a percentage of the employees' wages or other amounts on a tax-deferred basis. These accounts need to be established by the administrator or trustee of the plan. A Roth 401(k) contribution option may also be available on a qualified 401(k) Plan.
  Owner-only Keogh Plans allow self-employed individuals and their spouses, or one or more partners and their spouses, to make tax-deductible contributions for themselves of up to 100% of their adjusted annual earned income, with a maximum of $45,000 for 2007.
  Savings Incentive Match Plans for Employees (SIMPLE Plans) can be established by small employers to contribute to, and allow their employees to contribute a portion of their wages on a pre-tax basis to, retirement accounts. This plan-type generally involves fewer administrative requirements than 401(k) or other Qualified Plans.
  Simplified Employee Pension Plans (SEP-IRAs) provide small business owners or those with self-employed income (and their eligible employees) with many of the same advantages and contribution limits as a profit sharing plan but with fewer administrative requirements.
  Coverdell Education Savings Accounts (formerly, Education IRAs) are established for the benefit of a minor, with nondeductible contributions up to $2,000 per taxable year, and permit tax-free withdrawals to pay the qualified education expenses of the beneficiary. Special rules apply where the beneficiary is a special needs person.
  Roth IRAs allow certain individuals to make nondeductible contributions up to the Annual Dollar Limit per year (as identified above). The maximum annual contribution for an individual and his or her spouse is the sum of their separate Annual Dollar Limits or, if less, the couple's combined earned income for the taxable year. An individual's maximum Roth IRA contribution for a taxable year is reduced by the amount of any contributions that individual makes to a traditional IRA for that year. Withdrawals of earnings may be tax-free if the account is at least five years old and certain other requirements are met.

Gifts or Transfers to a Minor

To invest for a child's education or other future needs
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $11,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Transfers to Minors Act (UTMA) or the Uniform Gifts to Minors Act (UGMA).

Trust
For money being invested by a trust
The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your financial advisor for the form.

Pricing of Fund Shares

The price to buy a share of the Fund, called the offering price, is calculated every business day. The Fund is open for business every day the New York Stock Exchange (NYSE) is open. The Fund normally calculates its NAV as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities exchange on which that instrument is traded. As noted in this Prospectus, the Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, which may trade on Saturdays or on U.S. national business holidays when the NYSE is closed. Consequently, the NAV of the Fund's shares may be significantly affected on days when the Fund does not price its shares and when you are not able to purchase or redeem the Fund's shares. The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus the applicable sales charge (for Class A shares).

In the calculation of the Fund's NAV:
  The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.
  Bonds and certain credit default swap instruments are generally valued according to prices quoted by an independent pricing service.
  Short-term debt securities are valued at amortized cost, which approximates market value.
  Other investment assets for which market prices are unavailable or are unreliable are valued at their fair value by or at the direction of the Board of Directors, as discussed below.

When the Fund believes a reported market price for a security does not reflect the amount the Fund would receive on a current sale of that security, the Fund may substitute for the market price a fair-value determination made according to procedures approved by the Board of Directors. The Fund may also use these procedures to value certain types of illiquid securities. In addition, fair value pricing generally will be used by the Fund if the exchange on which a portfolio security is traded closes early or if trading in a particular security is halted during the day and does not resume prior to the time the Fund's NAV is calculated.

The Fund may also use these methods to value securities that trade in a foreign market if a significant event that appears likely to materially affect the value of foreign investments or foreign currency exchange rates occurs between the time that foreign market closes and the time the NYSE closes. Some funds which may invest a significant portion of their assets in foreign securities, may also be susceptible to a time zone arbitrage strategy in which shareholders attempt to take advantage of fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. In that case, such investments may be valued at their fair values as determined according to the procedures approved by the Fund's Board of Directors. Significant events include, but are not limited to, (1) events impacting a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts affecting a country or region, and (4) significant domestic or foreign market fluctuations. The Funds have retained a third-party pricing service (the Service) to assist in valuing foreign securities, if any, held in the Fund's portfolio. The Service conducts a screening process to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. For foreign securities where Waddell & Reed Services Company (WRSCO), in accordance with guidelines adopted by each of the Fund's Board of Directors, believes, at the approved degree of certainty, that the price is not reflective of current market price, WRSCO may use the indication of fair value from the Service to determine the fair value of the security. The Service, the methodology or the degree of certainty may change from time to time. The Boards regularly review, and WRSCO regularly monitors and reports to the Boards, the Service's pricing of the Fund's foreign securities, as applicable.

Fair valuation has the effect of updating security prices to reflect market value based on, among other things, the recognition of a significant event - thus potentially alleviating arbitrage opportunities with respect to Fund shares. Another effect of fair valuation is that a Fund's NAV will be subject, in part, to the judgment of the Board of Directors or its designee instead of being determined directly by market prices. When fair value pricing is applied, the prices of securities used by a Fund to calculate its NAV may differ from quoted or published prices for the same securities, and therefore, a shareholder purchasing or redeeming shares on a particular day might pay or receive more or less than would be the case if a security were valued differently. The use of fair value pricing may also affect all shareholders in that if redemption proceeds or other payments based on the valuation of Fund assets were paid out differently due to fair value pricing, all shareholders will be impacted incrementally. There is no assurance, however, that fair value pricing will more accurately reflect the value of a security on a particular day than the market price of such security on that day or that it will prevent or alleviate the impact of market timing activities. For a description of market timing activities, please see "Market Timing Policy."

Buying Shares

You may buy shares of the Fund through Waddell & Reed and its financial advisors or through advisors of Legend. Shares of the Fund may also be purchased through non-affiliated third parties that have selling arrangements with Waddell & Reed. To open your account, you must complete and sign an application. Waddell & Reed will only accept account applications through its financial advisors, through advisors of Legend, or through non-affiliated third parties that have selling agreements with Waddell & Reed; Waddell & Reed will not accept unsolicited account applications. Your financial advisor can help you with any questions you might have.

Waddell & Reed generally will not accept new account applications to establish an account with non-U.S. address (APO/FPO addresses are acceptable) or for a non-resident alien.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to purchase shares of the Fund.

By mail: To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

Waddell & Reed, Inc.
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

To add to your account by mail: Make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, along with the detachable form that accompanies the confirmation of a prior purchase or your quarterly statement, or a letter stating your account number, the account registration, the Fund and the class of shares that you wish to purchase.

To add to your account by wire purchase: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, DDA Number 98-0000-797-8.

Purchases by telephone or internet: To purchase Class A, B or C shares of the Fund by Automated Clearing House (ACH) via telephone or internet access, you must have an existing account number and you must have previously established the telephone or internet method to purchase through a completed Express Transaction Authorization Form (separately or within your new account application). Please call 888.WADDELL (888.923.3355) to report your purchase, or fax the information to 800.532.2749. For internet transactions, you may not execute trades greater than $25,000. You may purchase Class Y shares by calling 800.532.2783 or faxing instructions to 800.532.2749. If you need to establish an account for Class Y shares, you may call 800.532.2783 to obtain an account application. You may then return the completed application to Waddell & Reed by mail at the above address, or fax it to 800.532.2749. The original of a faxed application must be received by Waddell & Reed within seven days.

Purchases through the Automatic Investment Service: You can authorize funds to be electronically drawn each month from your bank account through Electronic Funds Transfer (EFT) and invested as a purchase of shares into your Fund account. Complete the appropriate sections of the Account Application to establish the Automatic Investment Service (AIS).

When you place an order to buy shares, your order, if accepted, will be processed at the next offering price calculated after your order is received in proper form by the Fund or its authorized agent. Note the following:

  All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Neither cash nor post-dated checks will be accepted.
  If you buy shares by check and then sell those shares by any method other than by exchange to another fund in the Waddell & Reed Advisors Funds, Ivy Family of Funds and/or Waddell & Reed InvestEd Portfolios, Inc., the payment may be delayed for up to ten days from the date of purchase to ensure that your previous investment has cleared.
  You may purchase shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Fund shares. If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order in proper form. Your order will receive the offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day in which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.
  Broker-dealers that perform account transactions for their clients through the National Securities Clearing Corporation (NSCC) are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly. Such broker-dealers have independent agreements with Waddell & Reed, and are compensated for performing account transactions for their clients.

When you sign your account application, you will be asked to certify that your Social Security Number or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserves the right to discontinue offering Fund shares for purchase.

Minimum Investments

For Class A, Class B and Class C:

To Open an Account	$500 (per Fund)
For certain exchanges	$100 (per Fund)
For accounts opened with AIS	$50 (per Fund)*
For accounts established through payroll deductions	Any amount

To Add to an Account	Any amount
For certain exchanges	$100 (per Fund)
For AIS	$25 (per Fund)

For Class Y:

To Open an Account/To Add to an Account	Any amount

*An account may be opened with no initial investment and AIS set up on the account if the account is pending a Transfer of Assets from another investment company/retirement account custodian.

Adding to Your Account

Subject to the minimums described above, you can make additional investments of any amount at any time.

If you purchase shares of the Fund from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.

Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class of the Fund) is the NAV per share of that Fund class, subject to any applicable CDSC and/or redemption fee.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to sell shares of the Fund.

By mail: Complete an Account Service Request or Retirement Plan Distribution/Withdrawal form, available from your financial advisor, or write a letter of instruction with:
  the name on the account registration
  the Fund's name
  the account number
  the dollar amount or number, and the class, of shares to be redeemed any other applicable special requirements listed in the table below

Deliver the form or your letter to your financial advisor, or mail it to:

Waddell & Reed Services Company
P. O. Box 29217
Shawnee Mission, Kansas
66201-9217

Unless otherwise instructed, a check will be sent to the address on the account. For your protection, the address of record must not have been changed within 30 days prior to your redemption request.

By telephone or internet: If you have completed an Express Transaction Authorization Form (separately or within your new account application) you may redeem your shares by telephone or internet. You may request to receive payment of your redemption proceeds via direct ACH or via wire. A fee of $10 per transaction will be charged for wire redemptions on all classes except Class Y. To redeem your Class A, Class B or Class C shares, call 888.WADDELL, fax your request to 800.532.2749, or place your redemption order at www.waddell.com, and give your instructions to redeem your shares via ACH or wire, as applicable. To redeem your Class Y shares, call 800.532.2783, or fax your request to 800.532.2749, and give your instructions to redeem your shares via ACH or via wire, as applicable. You may also request a redemption by check to the address on the account (provided the address has not been changed within the last 30 days).

For your protection, banking information must be established on your account for a minimum of 30 days before either a wire redemption or ACH redemption will be processed. Requests by telephone or internet can only be accepted for amounts up to $50,000.

When you place an order to sell shares, your shares will be sold at the NAV next calculated, subject to any applicable CDSC and/or redemption fee, after receipt of a request for redemption in good order by WRSCO or other authorized Fund agent as described above. Note the following:
  If more than one person owns the shares, each owner must sign the written request.
  If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide telephone or written assurance, satisfactory to the Fund, that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of ten days from the date of purchase or the date the Fund can verify that your purchase check has cleared and been honored.
  Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted or as permitted by the SEC.
  Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. The Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder.
  If you purchased shares of the Fund from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell shares when that firm (or its designee) has received your order in proper form. Your order will receive the NAV of the redeemed Class, subject to any applicable CDSC and/or redemption fee, next calculated after the order has been received in proper form by the authorized firm (or its designee). Therefore, if your order is received in proper form by that firm before 4:00 p.m. Eastern time on a day on which the NYSE is open, you should generally receive that day's offering price. If your order is received in proper form by that firm after 4:00 p.m. Eastern time, you will receive the offering price as calculated as of the close of business of the NYSE on the next business day. You should consult that firm to determine the time by which it must receive your order for you to sell shares at that day's price.
  Broker-dealers that perform account transactions for their clients through the NSCC are responsible for obtaining their clients' permission to perform those transactions, and are responsible to their clients who are shareholders of the Fund if the broker-dealer performs any transaction erroneously or improperly.

Special Requirements for Selling Shares

Account Type	Special Requirements
Individual or Joint Tenant	The written instructions must be signed by all persons required to sign for transactions, exactly as their names appear on the account.
Sole Proprietorship	The written instructions must be signed by the individual owner of the business.
UGMA, UTMA	The custodian must sign the written instructions indicating capacity as custodian.
Retirement Account	The written instructions must be signed by a properly authorized person (for example, employer, plan administrator, or trustee).
Trust	The trustee must sign the written instructions indicating capacity as trustee. If the trustee's name is not in the account registration, provide a currently certified copy of the trust document.
Business or Organization	At least one person authorized by corporate resolution to act on the account must sign the written instructions.
Conservator, Guardian or Other Fiduciary	The written instructions must be signed by the person properly authorized by court order to act in the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:
  a redemption request made by a corporation, partnership or fiduciary a redemption request made by someone other than the owner of record the check is made payable to someone other than the owner of record a check redemption request if the address on the account has been changed within the last 30 days

This requirement is to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

The Fund reserves the right to redeem at NAV all of your Fund shares in your account if the aggregate NAV of those shares is less than $500. The Fund will give you notice and 60 days to purchase a sufficient number of additional shares to bring the aggregate NAV of your shares in that Fund to $500. These redemptions will not be subject to a CDSC. The Fund will not apply its redemption right to individual retirement plan accounts or to accounts which have an aggregate NAV of less than $500 due to changes in the market.

You may reinvest, without charge, all or part of the amount of Class A shares of the Fund you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within 60 days after the date of your redemption, and the reinvestment must be made into the same Fund, account, and class of shares from which it had been redeemed. You may do this only once with Class A shares of the Fund.

The CDSC will not apply to the proceeds of Class A (as applicable), Class B or Class C shares of the Fund which are redeemed and then reinvested in shares of the same class of the Fund within 60 days after such redemption. Waddell & Reed will, with your reinvestment, restore an amount equal to the CDSC attributable to the amount reinvested by adding the CDSC amount to your reinvestment. For purposes of determining a future CDSC, the reinvestment will be treated as a new investment. You may do this only once as to Class A shares of the Fund, once as to Class B shares of the Fund and once as to Class C shares of the Fund. The reinvestment must be made into the same fund, account and class of shares from which it had been redeemed. This privilege may be eliminated or modified at any time without prior notice to shareholders.

Telephone Transactions

The Fund and its agent will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. WRSCO, the Fund's transfer agent, will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If WRSCO fails to do so, WRSCO may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.

Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local financial advisor is available to provide personal service. Additionally, a toll-free call, 888.WADDELL, connects you to a Client Services Representative or our automated customer telephone service. During normal business hours, our Client Services staff is available to answer your questions or update your account records. The Client Services Representative can help you:
  obtain information about your accounts
  obtain price information about other funds in the Waddell & Reed Advisors Funds obtain a Fund's current prospectus, SAI, annual report, or other information about each Fund request duplicate statements
  transact certain account activity, including exchange privileges and redemption of shares

At almost any time of the day or night, you may access your account information from a touch-tone phone through our automated customer telephone service.

Internet Service

Our web site, www.waddell.com, is also available. If you do not currently have an account, you may use the web site to obtain information about the Funds, including accessing a Fund's current prospectus, SAI, annual report or other information. If you have an account set up, you may also use the web site to obtain information about your account, and to transact certain account activity, including exchange privileges and redemption of shares, if you have established Express Transactions for your account.

Reports

Statements and reports sent to you include the following:
  confirmation statements (after every purchase (other than those purchases made through Automatic Investment Service), after every exchange (other than rebalance-related exchange transactions for SPA and MAP products) and after every transfer or redemption)
  quarter-to-date statements (quarterly)
  year-to-date statements (after the end of the fourth calendar quarter)
  annual and semiannual reports to shareholders (every six months)

To avoid sending duplicate copies of materials to households and thereby reduce expenses, only one copy of a Fund's most recent prospectus and annual and semiannual reports to shareholders may be mailed to shareholders having the same last name and address in the Fund's records. The consolidation of these mailings, called householding, benefits the Fund through reduced mailing expense. You may call the telephone number listed for Client Services if you need additional copies of the documents. You may also visit www.waddell.com to view and/or download these documents, as well as other information about each Fund.

You may now elect to receive your quarterly statements and/or prospectus and shareholder reports electronically. In order to do so, go to the "Access Your Account" feature available via www.waddell.com.

Exchange Privileges

Except as otherwise noted, you may sell your shares and buy shares of the same class of another Fund in the Waddell & Reed Advisors Funds without the payment of an additional sales charge if you exchange Class A shares or without payment of a CDSC when you exchange Class B or Class C shares, or certain Class A shares. For Class B and Class C shares, or Class A shares to which the CDSC would otherwise apply, the time period for the CDSC will continue to run. However, exchanges of Class A shares from Waddell & Reed Advisors Cash Management, Inc. are subject to any sales charge applicable to the Fund being exchanged into, unless the Waddell & Reed Advisors Cash Management, Inc. shares were previously acquired by an exchange from Class A shares of another Waddell & Reed Advisors Fund for which a sales charge was paid (or represent reinvestment of dividends and distributions paid on such shares). You may sell your Class Y shares of any of the Funds and buy Class Y shares of another Fund or Class A shares of Waddell & Reed Advisors Cash Management, Inc.. Class A shares of any of the Funds may also be exchanged for shares of Waddell & Reed InvestEd Portfolios, Inc.

For clients of Waddell & Reed and Legend, these same exchange privileges for Class A, Class B and Class C shares also apply to the corresponding classes of shares in the Ivy Family of Funds. Shareholders of Class Y shares (other than Waddell & Reed InvestEd Portfolios, Inc.) may exchange their Class Y shares for Class I shares of funds within the Ivy Family of Funds.

Shares of Waddell & Reed Advisors Accumulative Fund that were acquired as a result of the merger of Ivy Growth Fund into Waddell & Reed Advisors Accumulative Fund effected June 16, 2003 (and any additional shares of Waddell & Reed Advisors Accumulative Fund purchased or acquired through reinvestment of distributions) may be exchanged only for shares of the same class of a fund in the Ivy Family of Funds. They may not be exchanged for the shares of any other fund in the Waddell & Reed Advisors Funds.

As of December 1, 2003, Class B and Class C shares of Waddell & Reed Advisors Cash Management, Inc. are not available for direct investment. Therefore, you may utilize Class A shares of Waddell & Reed Advisors Cash Management, Inc. for your Funds Plus Service into Class A, B or C shares of a non-money market Fund. Please see each Fund's SAI for additional information.

You may exchange only into funds that are legally permitted for sale in your state of residence. Currently, each fund within the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. and Ivy Family of Funds may only be sold within the United States, the Commonwealth of Puerto Rico and the U.S. Virgin Islands. Note that exchanges out of a Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

Important Exchange Information

  You must exchange into the same share class you currently own (except that you may exchange Class Y shares of any of the Funds for Class A shares of Waddell & Reed Advisors Cash Management, Inc., and in certain situations you may exchange Class A shares of Waddell & Reed Advisors Cash Management, Inc. for Class B or Class C shares of any of the other Funds).
  An exchange is considered a taxable event and may result in a capital gain or a capital loss for tax purposes.

How to Exchange
By mail: Send your written exchange request to WRSCO at the address listed under "Selling Shares."

By telephone: Call Waddell & Reed at 888.WADDELL to authorize an exchange transaction. To process your exchange order by telephone, you must have telephone exchange privileges on your account. Waddell & Reed employs reasonable procedures that require personal identification prior to acting on exchange instructions communicated by telephone to confirm that such instructions are genuine. In the absence of such procedures, Waddell & Reed may be liable for any losses due to unauthorized or fraudulent telephone instructions.

By internet: You will be allowed to exchange by internet if (1) you have established the internet trading option; and (2) you can provide proper identification information.

If your individual account is not maintained on our shareholder servicing system, please contact your selling dealer, plan administrator or third party recordkeeper to exchange shares of the Funds.

Market Timing Policy

The Funds are intended for long-term investment purposes. The Funds will take steps to seek to deter frequent purchases and redemptions in Fund shares (market timing activities). Market timing activities, especially those involving large dollar amounts, may disrupt portfolio investment management and may increase expenses and negatively impact investment returns for all Fund shareholders, including long-term shareholders. Market timing activities may also increase the expenses of WRSCO and/or Waddell & Reed, thereby indirectly affecting the Fund's shareholders.

Certain Funds may be more attractive to investors seeking to engage in market timing activities. For example, to the extent that a Fund, such as Waddell & Reed Advisors International Growth Fund, invests a significant portion of its assets in foreign securities, the Fund may be susceptible to a time zone arbitrage strategy in which investors seek to take advantage of Fund share prices that may not reflect developments in foreign securities markets that occurred after the close of such market but prior to the pricing of Fund shares. A Fund that invests in securities that are, among other things, thinly traded or traded infrequently is susceptible to the risk that the current market price for such securities may not accurately reflect current market values. An investor may seek to engage in short-term trading to take advantage of these pricing differences (commonly referred to as price arbitrage). Price arbitrage is more likely to occur in a Fund that invests a significant portion of its assets in small cap companies, such as Waddell & Reed Advisors Small Cap Fund.

To discourage market timing activities by investors, the Funds' Board of Directors has adopted a market timing policy and has approved the procedures of the Funds' transfer agent, WRSCO, for implementing this policy. WRSCO's procedures reflect the criteria that it has developed for purposes of identifying trading activity in Fund shares that may be indicative of market timing activities and outline how WRSCO will monitor transactions in Fund shares. In its monitoring of trading activity in Fund shares, on a periodic basis, WRSCO typically reviews Fund share transactions that exceed certain monetary thresholds and/or numerical transaction limits within a particular time period. In its attempt to identify market timing activities, WRSCO considers many factors, including (but not limited to) the frequency, size and/or timing of the investor's transactions in Fund shares.

As an additional step, WRSCO reviews Fund redemption activity in relation to average assets and purchases within the period. If WRSCO identifies what it believes to be market timing activities in an account held directly on a Fund's records that has not previously exceeded WRSCO's thresholds, WRSCO will suspend exchange privileges by refusing to accept additional purchases in the account for a pre-determined period of time. If an account exceeds WRSCO's thresholds a second time within a twelve month period, exchange privileges will be suspended indefinitely for all accounts owned by the shareholder whose account exceeded the pre-determined thresholds. For trading in Fund shares held in omnibus accounts, WRSCO will, if possible, place a trading block at a taxpayer identification number level or, if that cannot be accomplished, will contact the associated financial intermediary and request that the intermediary implement trading restrictions. In exercising any of the foregoing rights, WRSCO will consider the trading history of accounts under common ownership or control within any of the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios and/or Ivy Funds. For this purpose, transactions placed through the same financial intermediary on an omnibus basis may be deemed a single investor and may be rejected in whole or in part. Transactions placed in violation of a Fund's market timing policy are not deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

In addition, Waddell & Reed and/or its affiliate, IFDI (collectively, W&R), have entered into agreements with third-party financial intermediaries that purchase and hold Fund shares on behalf of shareholders through omnibus accounts. In general, these agreements obligate the financial intermediary: (1) upon request by W&R, to provide information regarding the shareholders for whom the intermediary holds shares and these shareholders' Fund share transactions; and (2) to restrict or prohibit further purchases of Fund shares through the financial intermediary's account by any shareholder identified by W&R as having engaged in Fund share transactions that violate a Fund's market timing policy. W&R's procedures seek to monitor transactions in omnibus accounts so that W&R may make such further inquiries and take such other actions as it deems appropriate or necessary to enforce the Funds' market timing policy with respect to shareholders trading through omnibus accounts held by third-party intermediaries.

A Fund seeks to apply its market timing policy uniformly to all shareholders and prospective investors. Although the Funds, Waddell & Reed and WRSCO make efforts to monitor for market timing activities and will seek the assistance of financial intermediaries through which Fund shares are purchased or held, the Funds cannot always identify or detect excessive trading that may be facilitated by financial intermediaries because the intermediary maintains the underlying shareholder account.

The Funds' ability to impose restrictions for accounts traded through particular intermediaries may vary depending upon systems capabilities, applicable contractual restrictions, and cooperation of those intermediaries. There can be no assurance that the Funds will be able to identify or eliminate all market timing activities, and the Funds may not be able to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries.

Due to the complexity and subjectivity involved in identifying market timing activities and the volume of shareholder transactions that WRSCO processes, there can be no assurance that the Funds' and WRSCO's policies and procedures will identify all trades or trading practices that may be considered market timing activity. WRSCO may modify its procedures for implementing the Funds' market timing policy and/or its monitoring criteria at any time without prior notice. The Fund, WRSCO and/or Waddell & Reed shall not be liable for any loss resulting from rejected purchase orders or exchanges.

A Fund's market timing policy, in conjunction with the use of fair value pricing and application of the redemption fee, is intended to reduce a shareholder's ability to engage in market timing activities, although there can be no assurance that a Fund will eliminate market timing activities.

Redemption Fee/Exchange Fee

To further discourage the use of the Fund as a vehicle for excessive short-term trading, the Fund currently deducts a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your shares after holding them fewer than five days. If you bought your shares on different days, the "first-in, first out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. These fees are paid directly to the Fund.

A Fund's redemption fee will not be assessed against:

1.
certain omnibus accounts and retirement plan accounts where the omnibus account holder or the retirement plan administrator does not have the capability to impose a redemption fee on its underlying customers' accounts

2.
(i) premature distributions from retirement accounts due to the disability of the participant; (ii) minimum required distributions from retirement accounts; (iii) return of excess contributions in retirement accounts where the excess is reinvested into the Fund; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains)

3.
shareholder accounts participating in SPA, MAP and/or Strategic Asset Management (SAM) advisory services that may periodically rebalance mutual fund holdings at regular intervals or in response to prevailing economic, political and/or financial conditions, as determined by the investment advisor for the advisory service

4.
shareholder accounts participating in certain other asset allocation programs in which the sponsoring institution has agreed to monitor for frequent trading activity and, when operationally possible, to assess applicable redemption fees on the Fund's behalf

5.	redemptions of shares purchased through the Automatic Investment Service (AIS)

6.	redemptions made through a Systematic Withdrawal Plan

7.	redemptions of shares purchased through the Funds Plus Service.

Additionally, the Fund's redemption fee will not be assessed for any transaction (redemption or exchange) of less than $5,000 (that correspondingly would result in an assessment of a redemption fee less than $100.00).

In addition to these waivers, the Fund reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Fund, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Fund from the effects of excessive short-term trading. In addition, the Fund reserves the right to modify or eliminate the redemption fee or waivers at any time.

Certain intermediaries have agreed to charge the Fund's redemption fee on their customers' accounts. In this case, the amount of the fee and the holding period will generally be consistent with the Fund's criteria. However, due to operational requirements, the intermediaries' methods for tracking and calculating the fee may differ in some respects from the Fund's method. For Fund shares purchased through a financial intermediary, investors should contact their financial intermediary or refer to their plan documents for more information on how the redemption fee is applied to their shares.

Automatic Transactions for Class A, Class B and Class C Shareholders

Regular Investment Plans allow you to transfer money into your Fund account, or between Fund accounts, automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Systematic Withdrawal Plan lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account. Please see the SAI for additional information.

Certain restrictions and fees imposed by the plan custodian may also apply for retirement accounts. Speak with your financial advisor for more information.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account
Minimum Amount	Frequency
$25 (per Fund)	Monthly

Funds Plus Service
To move money from Waddell & Reed Advisors Cash Management, Inc. Class A to a Fund whether in the same or a different class
Minimum Amount	Frequency
$100 (per Fund)	Monthly

Distributions and Taxes

Distributions

Each Fund distributes substantially all of its net investment income and net realized capital gains to its shareholders each year. Usually, the Fund distributes net investment income in December.

Net realized capital gains (and any net gains from foreign currency transactions) ordinarily are distributed by the Fund in December. Ordinarily, shares are eligible to earn dividends starting on the day after they are issued and through the day they are redeemed.

Distribution Options. When you open an account, you may specify on your application how you want to receive your distributions. The Fund offers two options:

1.
Share Payment Option. Your dividends, capital gain and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2.
Cash Option. You will be sent a check for your dividends, capital gain and other distributions if the total distribution is at least five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same Class of the Fund.

For retirement accounts and accounts participating in MAP or SPA, all distributions are automatically paid in additional shares.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications:

Taxes on distributions. You will be subject to tax on actual or deemed distributions to you of net income and gains generated at the Fund level. Dividends from the Fund's investment company taxable income (which includes net investment income, the excess of net short-term capital gain over net long-term capital loss and, for certain Funds, net gain from certain foreign currency transactions), if any, generally are taxable to you as ordinary income whether received in cash or paid in additional Fund shares, except to the extent those dividends are attributable to "qualified dividend income" (see below). Distributions of the Fund's net capital gain, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, net capital gain generally is taxed at a maximum rate of 15% for noncorporate shareholders, and "qualified dividend income" (generally, dividends received on stock of most U.S. and certain foreign corporations) received by noncorporate shareholders who satisfy certain holding period and other requirements with respect to their Fund shares is taxed as net capital gain.

A portion of the dividends paid by the Fund, whether received in cash or paid in additional Fund shares, may be eligible for the dividends-received deduction allowed to corporations. The eligible portion may not exceed the aggregate dividends received by the Fund from U.S. corporations. However, dividends received by a corporate shareholder and deducted by it pursuant to the dividends-received deduction are subject indirectly to the Federal alternative minimum tax.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds generally will have similar tax consequences. However, special rules apply when you dispose of a Fund's Class A shares through a redemption or exchange within 90 days after your purchase of those shares and then reacquire Class A shares of that Fund or acquire Class A shares of another fund in the Waddell & Reed Advisors Funds, Waddell & Reed InvestEd Portfolios, Inc. or Ivy Family of Funds without paying a sales charge due to the 60-day reinvestment privilege or exchange privilege. See "Your Account-Selling Shares." In these cases, any gain on the disposition of the original Class A Fund shares will be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis in the shares you subsequently acquire. In addition, if you purchase shares of a Fund within 30 days before or after redeeming other shares of the Fund (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis in the newly purchased shares.

Withholding. The Fund must withhold 28% of all dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate is also required from dividends and capital gain distributions otherwise payable to such shareholders who are subject to backup withholding for any other reason.

State and local income taxes. The portion of the dividends the Fund pays that is attributable to interest earned on U.S. government securities generally is not subject to state and local income taxes, although distributions by any Fund to its shareholders of net realized gains on the sale of those securities are fully subject to those taxes. You should consult your tax adviser to determine the taxability in your state and locality of dividends and other distributions by the Fund.

The foregoing is only a summary of some of the important tax considerations generally affecting the Fund and its shareholders; you will find more information in each Fund's SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

Financial Highlights

The following information is to help you understand the financial performance of the Fund's Class A, Class B, Class C and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. Total return shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and other distributions. This information has been audited by Deloitte & Touche LLP, whose Report of Independent Registered Public Accounting Firm, along with the financial statements for the Fund for the fiscal year ended June 30, 2007, is included in the Fund's Annual Report to Shareholders, which is available upon request.

WADDELL & REED ADVISORS SMALL CAP FUND

	Selected Per-Share Data

		Income (Loss)
		From Investment Operations			Less Distributions

For the Period From	Net Asset Value Beginning of Period	Net Investment Income (Loss)	Net Gain (Loss) on Investments (Realized and Unrealized)	Total from Investment Operations	From Net Investment Income	From Realized Gains	Total Distributions	Net Asset Value End of Period

Class A
7-1-06 to 6-30-07	$15.31	$(0.14)	$2.04	$1.90	$(0.00)	$(2.19)	$(2.19)	$15.02
7-1-05 to 6-30-06	15.29	(0.14)	1.53	1.39	(0.00)	(1.37)	(1.37)	15.31
7-1-04 to 6-30-05	13.45	(0.16)	2.00	1.84	(0.00)	(0.00)	(0.00)	15.29
7-1-03 to 6-30-04	11.00	(0.17)	2.62	2.45	(0.00)	(0.00)	(0.00)	13.45
7-1-02 to 6-30-03	10.16	(0.11)	0.95	0.84	(0.00)	(0.00)	(0.00)	11.00

Class B
7-1-06 to 6-30-07	$14.34	$(0.34)	$1.97	$1.63	$(0.00)	$(2.19)	$(2.19)	$13.78
7-1-05 to 6-30-06	14.53	(0.29)	1.47	1.18	(0.00)	(1.37)	(1.37)	14.34
7-1-04 to 6-30-05	12.91	(0.33)	1.95	1.62	(0.00)	(0.00)	(0.00)	14.53
7-1-03 to 6-30-04	10.66	(0.26)	2.51	2.25	(0.00)	(0.00)	(0.00)	12.91
7-1-02 to 6-30-03	9.95	(0.22)	0.93	0.71	(0.00)	(0.00)	(0.00)	10.66

Class C
7-1-06 to 6-30-07	$14.53	$(0.36)	$2.03	$1.67	$(0.00)	$(2.19)	$(2.19)	$14.01
7-1-05 to 6-30-06	14.69	(0.26)	1.47	1.21	(0.00)	(1.37)	(1.37)	14.53
7-1-04 to 6-30-05	13.04	(0.34)	1.99	1.65	(0.00)	(0.00)	(0.00)	14.69
7-1-03 to 6-30-04	10.75	(0.26)	2.55	2.29	(0.00)	(0.00)	(0.00)	13.04
7-1-02 to 6-30-03	10.01	(0.22)	0.96	0.74	(0.00)	(0.00)	(0.00)	10.75

Class Y
7-1-06 to 6-30-07	$15.74	$(0.08)	$2.12	$2.04	$(0.00)	$(2.19)	$(2.19)	$15.59
7-1-05 to 6-30-06	15.61	(0.09)	1.59	1.50	(0.00)	(1.37)	(1.37)	15.74
7-1-04 to 6-30-05	13.66	(0.08)	2.03	1.95	(0.00)	(0.00)	(0.00)	15.61
7-1-03 to 6-30-04	11.10	(0.10)	2.66	2.56	(0.00)	(0.00)	(0.00)	13.66
7-1-02 to 6-30-03	10.19	(0.19)	1.10	0.91	(0.00)	(0.00)	(0.00)	11.10

	Ratios and Supplemental Data

For the Period From	Total Return		Net Assets End of Period (in Millions)	Ratio of Expenses to Average Net Assets including Expense Waiver	Ratio of Expenses to Average Net Assets excluding Expense Waiver		Ratio of Net Investment Income (Loss) to Average Net Assets including Expense Waiver	Ratio of Net Investment Income (Loss) to Average Net Assets excluding Expense Waiver		Portfolio Turnover Rate

Class A
7-1-06 to 6-30-07	13.73%	[a]	$624	1.55%	1.57%		-0.93%	-0.95%		88%
7-1-05 to 6-30-06	9.13%	[a]	646	1.54%	1.54%	[b]	-0.90%	-0.90%	[b]	92%
7-1-04 to 6-30-05	13.68%	[a]	617	1.61%	1.61%	[b]	-1.13%	-1.13%	[b]	75%
7-1-03 to 6-30-04	22.27%	[a]	620	1.63%	1.63%	[b]	-1.34%	-1.34%	[b]	93%
7-1-02 to 6-30-03	8.27%	[a]	471	1.68%	1.68%	[b]	-1.16%	-1.16%	[b]	34%

Class B
7-1-06 to 6-30-07	12.69%		$65	2.48%	2.50%	[c]	-1.86%	-1.88%		88%
7-1-05 to 6-30-06	8.12%		75	2.46%	2.46%	[b]	-1.82%	-1.82%	[b]	92%
7-1-04 to 6-30-05	12.55%		77	2.57%	2.57%	[b]	-2.09%	-2.09%	[b]	75%
7-1-03 to 6-30-04	21.11%		76	2.62%	2.62%	[b]	-2.33%	-2.33%	[b]	93%
7-1-02 to 6-30-03	7.14%		59	2.76%	2.76%	[b]	-2.24%	-2.24%	[b]	34%

Class C
7-1-06 to 6-30-07	12.81%		$19	2.39%	2.41%	[c]	-1.76%	-1.78%		88%
7-1-05 to 6-30-06	8.24%		23	2.38%	2.38%	[b]	-1.74%	-1.74%	[b]	92%
7-1-04 to 6-30-05	12.65%		23	2.45%	2.45%	[b]	-1.98%	-1.98%	[b]	75%
7-1-03 to 6-30-04	21.30%		24	2.48%	2.48%	[b]	-2.19%	-2.19%	[b]	93%
7-1-02 to 6-30-03	7.39%		19	2.50%	2.50%	[b]	-1.97%	-1.97%	[b]	34%

Class Y
7-1-06 to 6-30-07	14.28%		$241	1.04%	1.06%		-0.42%	-0.44%		88%
7-1-05 to 6-30-06	9.68%		233	1.06%	1.06%	[b]	-0.41%	-0.41%	[b]	92%
7-1-04 to 6-30-05	14.28%		207	1.06%	1.06%	[b]	-0.58%	-0.58%	[b]	75%
7-1-03 to 6-30-04	23.06%		184	1.06%	1.06%	[b]	-0.77%	-0.77%	[b]	93%
7-1-02 to 6-30-03	8.93%		148	1.05%	1.05%	[b]	-0.56%	-0.56%	[b]	34%

(a)Total return calculated without taking into account the sales load deducted on an initial purchase.
(b)There was no waiver of expenses during the period.
(c)Ratio differs from that reflected in the table describing the Total Annual Fund Operating Expenses due to rounding.

Appendix A: Hypothetical Investment and Expense Information

The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a ten-year period. Each chart shows the estimated cumulative expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the ten-year period (except for Class B shares, which convert to Class A shares after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratio used in each chart is the same as stated in the "Fees and Expenses" table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge (Load) that might be imposed on the purchase of shares (and deducted from the hypothetical initial investment of $10,000) is reflected in the "Hypothetical Expenses" column. The hypothetical investment information does not reflect the effect of charges, if any, normally applicable to redemptions of shares (for example, CDSC, redemption fees). If redemption charges, if any, were reflected, the amounts shown in the "Hypothetical Expenses" column would be higher, and the amounts shown in the "Hypothetical Ending Investment" column would be lower. Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.

Waddell & Reed Advisors Small Cap Fund -- Class A
Annual expense ratio                              1.57%
Maximum front-end sales charge            5.75%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$471.25	$9,896.25	$725.51	$ 9,748.27
2	9,748.27	487.41	10,235.69	155.67	10,082.64
3	10,082.64	504.13	10,586.77	161.01	10,428.47
4	10,428.47	521.42	10,949.90	166.53	10,786.17
5	10,786.17	539.30	11,325.48	172.24	11,156.14
6	11,156.14	557.80	11,713.94	178.15	11,538.79
7	11,538.79	576.93	12,115.73	184.26	11,934.57
8	11,934.57	596.72	12,531.30	190.58	12,343.93
9	12,343.93	617.19	12,961.12	197.12	12,767.32
10	12,767.32	638.36	13,405.69	205.84	13,207.15
Cumulative Total                                                                                     $2,336.91

Waddell & Reed Advisors Small Cap Fund -- Class B
Annual expense ratio                              2.49%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$252.12	$10,251.00
2	10,251.00	512.55	10,763.55	258.45	10,508.30
3	10,508.30	525.41	11,033.71	264.94	10,772.05
4	10,772.05	538.60	11,310.66	271.59	11,042.43
5	11,042.43	552.12	11,594.55	278.40	11,319.60
6	11,319.60	565.98	11,885.58	285.39	11,603.72
7	11,603.72	580.18	12,183.91	292.55	11,894.97
8	11,894.97	594.74	12,489.72	299.90	12,193.54
Converts from Class B to Class A                      Annual Expense Ratio: 1.57%
9	12,193.54	609.67	12,803.21	194.72	12,611.78
10	12,611.78	630.58	13,242.36	203.33	13,046.24
Cumulative Total                                                                                     $2,601.39

Waddell & Reed Advisors Small Cap Fund -- Class C
Annual expense ratio                              2.40%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$243.12	$10,260.00
2	10,260.00	513.00	10,773.00	249.44	10,526.76
3	10,526.76	526.33	11,053.09	255.92	10,800.45
4	10,800.45	540.02	11,340.47	262.58	11,081.26
5	11,081.26	554.06	11,635.33	269.40	11,369.38
6	11,369.38	568.46	11,937.84	276.41	11,664.98
7	11,664.98	583.24	12,248.23	283.59	11,968.27
8	11,968.27	598.41	12,566.68	290.97	12,279.44
9	12,279.44	613.97	12,893.42	298.53	12,598.71
10	12,598.71	629.93	13,228.65	308.22	12,928.16
Cumulative Total                                                                                     $2,738.18

Waddell & Reed Advisors Small Cap -- Class Y
Annual expense ratio                              1.06%

Year	Hypothetical Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$108.08	$10,394.00
2	10,394.00	519.70	10,913.70	112.34	10,803.52
3	10,803.52	540.17	11,343.69	116.77	11,229.18
4	11,229.18	561.45	11,790.64	121.37	11,671.61
5	11,671.61	583.58	12,255.19	126.15	12,131.47
6	12,131.47	606.57	12,738.04	131.12	12,609.45
7	12,609.45	630.47	13,239.92	136.29	13,106.26
8	13,106.26	655.31	13,761.57	141.66	13,622.65
9	13,622.65	681.13	14,303.78	147.24	14,159.38
10	14,159.38	707.96	14,867.35	155.21	14,719.38
Cumulative Total                                                                                     $1,296.23

Waddell & Reed Advisors Funds

Custodian	Underwriter
UMB Bank, n.a.	Waddell & Reed, Inc.
928 Grand Boulevard	6300 Lamar Avenue
Kansas City, Missouri 64106	P. O. Box 29217
Shawnee Mission, Kansas
Legal Counsel	66201-9217
Kirkpatrick & Lockhart	913.236.2000
Preston Gates Ellis LLP	888.WADDELL
1601 K Street, N.W.
Washington, D. C. 20006-1600

Independent Registered
Public Accounting Firm	Shareholder Servicing Agent
Deloitte & Touche LLP	Waddell & Reed
1100 Walnut, Suite 3300	Services Company
Kansas City, Missouri	6300 Lamar Avenue
64106-2129	P. O. Box 29217
Shawnee Mission, Kansas
Investment Manager	66201-9217
Waddell & Reed Investment	913.236.2000
Management Company	888.WADDELL
6300 Lamar Avenue
P. O. Box 29217	Accounting Services Agent
Shawnee Mission, Kansas	Waddell & Reed
66201-9217	Services Company
913.236.2000	6300 Lamar Avenue
888.WADDELL	P. O. Box 29217
Shawnee Mission, Kansas
66201-9217
913.236.2000
888.WADDELL

Waddell & Reed Advisors Funds
You can get more information about each Fund in its--

Statement of Additional Information (SAI), which contains detailed information about the Fund, particularly the investment policies and practices. You may not be aware of important information about a Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

To request a copy of the Fund's current SAI or copies of its most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via email at request@waddell.com and are available at waddell.com.

Information about the Fund (including the Fund's current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and may also be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov or from the SEC's Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C.20549. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 800.SEC.0330.

WADDELL & REED, INC.
6300 Lamar Avenue
P. O. Box 29217
Shawnee Mission, Kansas 66201-9217
913.236.2000
888.WADDELL

The Funds' SEC file number is 811-09435